UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2010, the Board of Directors (the “Board”) of Odyssey Marine Exploration, Inc. (the “Company”), upon the recommendation of the Compensation Committee, approved awards of restricted stock as annual incentive compensation for the year ended December 31, 2009, and long-term equity compensation awards to certain of the Company’s executive officers under the Company’s 2009 Executive Compensation Program (the “2009 Executive Program”). The Board also approved awards of restricted stock to the members of the Board who are not employees of the Company under the 2009 Non-Employee Director Compensation Program (the “2009 Director Program”). The Board, upon the recommendation of the Compensation Committee, determined that the annual incentive awards to the Company’s executive officers would be made under the Company’s 2005 Stock Incentive Plan and would be fully vested on February 1, 2010. The table below sets forth the number of shares of restricted stock awarded as annual incentive compensation to each of the executive officers (the “Named Executives”) named in the Summary Compensation Table in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2009 (the “Proxy Statement”):

Stock Award
Gregory P. Stemm, CEO	92,498
Mark D. Gordon, President/COO	41,357
Michael J. Holmes, CFO	41,357
David A. Morris, Secretary/Treasurer	30,244
Laura L. Barton, VP Communications	25,704

Long-term equity compensation is intended to provide an equity component of total compensation in the form of stock options and/or restricted stock awards that vest based upon time, performance, or both. The long-term equity compensation targets are based upon a percentage range of base salary. The Board of Directors, upon the recommendation of the Compensation Committee, determined that the long-term equity compensation awards to the Company’s executive officers would be made under the Company’s 2005 Stock Incentive Plan and would have a two-year service vesting. The table below sets forth the number of shares of restricted stock awarded as long-term equity compensation to each of the Named Executives:

LTI Stock Award
Gregory P. Stemm, CEO	172,769
Mark D. Gordon, President/COO	67,537
Michael J. Holmes, CFO	67,537
David A. Morris, Secretary/Treasurer	50,260
Laura L. Barton, VP Communications	26,925

Also on February 1, 2010, the Board of Directors adopted the 2010 Non-Employee Director Compensation Program and approved awards of restricted stock that vest immediately to each member of the Board who is not an employee of the Company. The Board, upon the recommendation of the Compensation Committee, determined that the restricted stock awards to the Company’s non-employee directors would be made under the Company’s 2005 Stock Incentive Plan and would be fully vested on February 1, 2010. The table below sets forth the number of shares of restricted stock awarded to each of the Company’s non-employee directors:

Stock Award
Bradford B. Baker	19,138
David J. Bederman	26,034
David J. Saul	13,966

The material features of the 2009 Executive Program and the 2009 Director Program are described in the Proxy Statement, and the description of each of the programs incorporated herein by reference. The above descriptions of the 2009 Executive Program and the 2009 Director Program are qualified in their entirety by reference to the programs. The 2010 Executive Program and the 2010 Director Program are similar to the 2009 programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: February 5, 2010	By:	/s/ Michael J. Holmes
Michael J. Holmes
Chief Financial Officer